                                                                      EXHIBIT 21

                              VORNADO REALTY TRUST
                         SUBSIDIARIES OF THE REGISTRANT

                                                                                          STATE OF
NAME OF SUBSIDIARY                                                                      ORGANIZATION
------------------                                                                      ------------
14 West 64th Street Corporation                                                           New York
150 East 58th Street, L.L.C.                                                              New York
1740 Broadway Associates, L.P.                                                            Delaware
20 Broad Company, L.L.C.                                                                  New York
20 Broad Lender, L.L.C.                                                                   New York
201 East 66th Street Corp.                                                                New York
201 East 66th Street, L.L.C.                                                              New York
330 Madison Company, L.L.C.                                                               New York
350 North Orleans, L.L.C.                                                                 Delaware
40 East 14 Realty Associates General Partnership                                          New York
40 East 14 Realty Associates, L.L.C.                                                      New York
40 Fulton Street, L.L.C.                                                                  New York
401 Commercial Son, L.L.C.                                                                New York
401 Commercial, L.P.                                                                      New York
401 General Partner, L.L.C.                                                               New York
401 Hotel General Partner, L.L.C.                                                         New York
401 Hotel REIT, L.L.C.                                                                    Delaware
401 Hotel TRS, Inc.                                                                       Delaware
401 Hotel, L.P.                                                                           New York
527 West Kinzie, L.L.C.                                                                   Illinois
689 Fifth Avenue, L.L.C.                                                                  New York
7 West 34th Street, L.L.C.                                                                New York
715 Lexington Avenue, L.L.C.                                                              New York
770 Broadway Company, L.L.C.                                                              New York
825 Seventh Avenue Holding Corporation                                                    New York
825 Seventh Avenue Holding, L.L.C.                                                        New York
866 U.N. Plaza Associates, L.L.C.                                                         New York
888 Seventh Avenue, L.L.C.                                                                Delaware
909 Third Avenue Assignee, L.L.C.                                                         New York
909 Third Company, L.P.                                                                   New York
909 Third GP, L.L.C.                                                                      Delaware
909 Third Mortgage Holder, L.L.C.                                                         Delaware
968 Third, L.L.C.                                                                         New York
969 Third Avenue, L.L.C.                                                                  New York
Allentown VF, L.L.C.                                                                    Pennsylvania
Allentown VF, L.P.                                                                      Pennsylvania
AmeriCold Corporation                                                                      Oregon
AmeriCold Real Estate, L.P.                                                               Delaware
AmeriCold Realty, Inc.                                                                    Delaware
Amherst II VF, L.L.C.                                                                     New York
Amherst VF, L.L.C.                                                                        New York
Arbor Property, L.P.                                                                      Delaware
Atlantic City Holding, L.L.C.                                                            New Jersey
B&B Park Avenue, L.P.                                                                     Delaware
Bensalem Holding Company, L.L.C.                                                        Pennsylvania
Bensalem Holding Company, L.P.                                                          Pennsylvania

                                                                                        STATE OF
NAME OF SUBSIDIARY                                                                    ORGANIZATION
------------------                                                                  ----------------
                                                                                        Pennsylvania
Bensalem VF, L.P.                                                                       Pennsylvania
Bethlehem Holding Company, L.L.C.                                                       Pennsylvania
Bethlehem Holding Company, L.P.                                                         Pennsylvania
Bethlehem Properties Holding Company, L.L.C.                                            Pennsylvania
Bethlehem Properties Holding Company, L.P.                                              Pennsylvania
Bethlehem VF, L.L.C.                                                                    Pennsylvania
Bethlehem VF, L.P.                                                                      Pennsylvania
BMS Facilities Group, L.L.C.                                                              Delaware
Bordentown II VF, L.L.C.                                                                 New Jersey
Bordentown VF, L.L.C.                                                                    New Jersey
Bricktown VF, L.L.C.                                                                     New Jersey
Bridgeland Warehouses, L.L.C.                                                            New Jersey
Broomall VF, L.L.C.                                                                     Pennsylvania
Broomall VF, L.P.                                                                       Pennsylvania
Building Maintenance Service, L.L.C.                                                      Delaware
Canadian Craftshow LTD.                                                                    Canada
Carmar Freezers Russellville, L.L.C.                                                      Delaware
Carmar Freezers-Thomasville, L.L.C.                                                       Missouri
Carmar Group, L.L.C.                                                                      Delaware
Carmar Industries, L.L.C.                                                                 Delaware
CESC 1101 17th Street Limited Partnership                                                 Maryland
CESC 1101 17th Street Manager, L.L.C.                                                     Delaware
CESC 1101 17th Street, L.L.C.                                                             Delaware
CESC 1140 Connecticut Avenue Limited Partnership                                    District of Columbia
CESC 1140 Connecticut Avenue Manager, L.L.C.                                              Delaware
CESC 1140 Connecticut Avenue, L.L.C.                                                      Delaware
CESC 1150 17th Street Limited Partnership                                           District of Columbia
CESC 1150 17th Street Manager, L.L.C.                                                     Delaware
CESC 1150 17th Street, L.L.C.                                                             Delaware
CESC 1730 M Street, L.L.C.                                                                Delaware
CESC 1750 Pennsylvania Avenue, L.L.C.                                                     Delaware
CESC Commerce Executive Park, L.L.C.                                                      Delaware
CESC Construction TRS, Inc.                                                               Delaware
CESC Crystal City Holding L.L.C.                                                          Delaware
CESC Crystal City Land L.L.C.                                                             Delaware
CESC Crystal Square Four, L.L.C.                                                          Delaware
CESC Crystal/Rosslyn, L.L.C.                                                              Delaware
CESC District Holdings, L.L.C.                                                            Delaware
CESC Downtown Member, L.L.C.                                                              Delaware
CESC Fairfax Square Manager, L.L.C.                                                       Delaware
CESC Five Skyline Place, L.L.C.                                                           Delaware
CESC Four Skyline Place, L.L.C.                                                           Delaware
CESC Gateway Four L.L.C.                                                                  Virginia
CESC Gateway One, L.L.C.                                                                  Delaware
CESC Gateway Two Limited Partnership                                                      Virginia
CESC Gateway Two Manager, L.L.C.                                                          Virginia
CESC Gateway/Square Member, L.L.C.                                                        Delaware
CESC Gateway/Square, L.L.C.                                                               Delaware
CESC Mall Land, L.L.C.                                                                    Virginia
CESC Mall, L.L.C.                                                                         Virginia
CESC One Courthouse Plaza Holdings, L.L.C.                                                Delaware
CESC One Courthouse Plaza, L.L.C.                                                         Delaware
CESC One Democracy Manager, L.L.C.                                                        Delaware
CESC One Democracy Plaza, L.P.                                                            Maryland
CESC One Skyline Place, L.L.C.                                                            Delaware

                                                                                          STATE OF
NAME OF SUBSIDIARY                                                                      ORGANIZATION
------------------                                                                     -------------
CESC One Skyline Tower, L.L.C.                                                            Delaware
CESC Park Five Land, L.L.C.                                                               Delaware
CESC Park Five Manager, L.L.C.                                                            Virginia
CESC Park Four Land, L.L.C.                                                               Delaware
CESC Park Four Manager, L.L.C.                                                            Virginia
CESC Park One Land, L.L.C.                                                                Delaware
CESC Park One Manager, L.L.C.                                                             Delaware
CESC Park Three Land, L.L.C.                                                              Delaware
CESC Park Three Manager, L.L.C.                                                           Virginia
CESC Park Two , L.L.C.                                                                    Delaware
CESC Park Two Land, L.L.C.                                                                Delaware
CESC Park Two Manager L.L.C.                                                              Virginia
CESC Plaza Limited Partnership                                                            Virginia
CESC Plaza Manger, L.L.C.                                                                 Virginia
CESC Plaza Parking, L.L.C.                                                                Delaware
CESC Realty Park Five, L.L.C.                                                             Virginia
CESC Realty Park Three, L.L.C.                                                            Virginia
CESC Reston Executive Center, L.L.C.                                                      Delaware
CESC Seven Skyline Place, L.L.C.                                                          Delaware
CESC Six Skyline Place, L.L.C.                                                            Delaware
CESC Square Four L.L.C.                                                                   Virginia
CESC Square Four Land L.L.C.                                                              Delaware
CESC Square Land, L.L.C.                                                                  Delaware
CESC Square, L.L.C.                                                                       Virginia
CESC Three Skyline Place, L.L.C.                                                          Delaware
CESC Two Courthouse Plaza Limited Partnership                                             Virginia
CESC Two Courthouse Plaza Manager, L.L.C.                                                 Delaware
CESC Two Skyline Place, L.L.C.                                                            Delaware
CESC Tysons Dulles Plaza, L.L.C.                                                          Delaware
CESC Water Park, L.L.C.                                                                   Virginia
Charles E. Smith Commercial Realty, L.P.                                                  Delaware
Charles E. Smith Real Estate Services, L.P.                                               Virginia
Cherry Hill VF, L.L.C.                                                                   New Jersey
Chicopee Holding, L.L.C.                                                               Massachusetts
Conrans VF, L.L.C.                                                                       New Jersey
Cumberland Holding, L.L.C.                                                               New Jersey
Darby Development Corp.                                                                   Florida
Delran VF, L.L.C.                                                                        New Jersey
Design Center Owner - DC, L.L.C.                                                          Delaware
Dover VF, L.L.C.                                                                         New Jersey
DSAC, L.L.C.                                                                               Texas
Dundalk, L.L.C.                                                                           Maryland
Durham Leasing, L.L.C.                                                                   New Jersey
East Brunswick VF, L.L.C.                                                                New Jersey
Eatontown Monmouth Mall (Junior Mezz), L.L.C.                                             Delaware
Eatontown Monmouth Mall (Senior Mezz), L.L.C.                                             Delaware
Eatontown Monmouth Mall, L.L.C.                                                           Delaware
Eleven Penn Plaza, L.L.C.                                                                 New York
Fairfax Square Partners                                                                   Delaware
Fifth Crystal Park Associates Limited Partnership                                         Virginia
First Crystal Park Associates Limited Partnership                                         Virginia
Fourth Crystal Park Associates Limited Partnership                                        Virginia
Freeport VF, L.L.C.                                                                       New York
Fuller Madison, L.L.C.                                                                    New York
Gallery Market Holding Company, L.L.C.                                                  Pennsylvania
Gallery Market Holding Company, L.P.                                                    Pennsylvania

                                                                                          STATE OF
NAME OF SUBSIDIARY                                                                      ORGANIZATION
------------------                                                                     -------------
Gallery Market Properties Holding Company, L.L.C.                                       Pennsylvania
Gallery Market Properties Holding Company, L.P.                                         Pennsylvania
Glen Burnie VF, L.L.C.                                                                    Maryland
Glenolden VF, L.L.C.                                                                    Pennsylvania
Glenolden VF, L.P.                                                                      Pennsylvania
Graybar Building, L.L.C.                                                                  New York
Green Acres Mall, L.L.C.                                                                  Delaware
Guard Management Service Corp.                                                            New York
Guillford Associates, L.L.C.                                                              Delaware
Hackensack VF, L.L.C.                                                                    New Jersey
Hagerstown VF, L.L.C.                                                                     Maryland
Hanover Holding, L.L.C.                                                                  New Jersey
Hanover Industries, L.L.C.                                                               New Jersey
Hanover Leasing, L.L.C.                                                                  New Jersey
Hanover Public Warehousing, L.L.C.                                                       New Jersey
Hanover VF, L.L.C.                                                                       New Jersey
Henrietta Holding, L.L.C.                                                                 New York
Inland Quarries, L.L.C.                                                                   Delaware
Interior Design Show, Inc.                                                                 Canada
Jersey City VF, L.L.C.                                                                   New Jersey
Kearny Holding VF, L.L.C.                                                                New Jersey
Kearny Leasing VF, L.L.C.                                                                New Jersey
L.A. Mart Properties, L.L.C.                                                              Delaware
Lancaster Leasing Company, L.L.C.                                                       Pennsylvania
Lancaster Leasing Company, L.P.                                                         Pennsylvania
Landthorp Enterprises, L.L.C.                                                             Delaware
Lawnside VF, L.L.C.                                                                      New Jersey
Lewisville TC, L.L.C.                                                                      Texas
Littleton Holding, L.L.C.                                                                New Jersey
Lodi II VF, L.L.C.                                                                       New Jersey
Lodi VF, L.L.C.                                                                          New Jersey
M 330 Associates, L.P.                                                                    New York
M 393 Associates, L.L.C.                                                                  New York
M/H Two Park Associates                                                                   New York
Manalapan VF, L.L.C.                                                                     New Jersey
Market Square - Furniture Plaza L.L.C.                                                    Delaware
Market Square - Main Street, L.L.C.                                                       Delaware
Market Square Group, L.L.C.                                                               Delaware
Market Square Hamilton Center, L.L.C.                                                     Delaware
Market Square II, L.L.C.                                                                  Delaware
Market Square TRS, Inc.                                                                   Delaware
Market Square, L.L.C.                                                                     Delaware
Marlton VF, L.L.C.                                                                       New Jersey
Marple Holding Company, L.L.C.                                                          Pennsylvania
Marple Holding Company, L.P.                                                            Pennsylvania
Mart Franchise Center, Inc.                                                               Illinois
Mart Franchise Venture, L.L.C.                                                            Delaware
Mart Parking, L.L.C.                                                                      Delaware
Menands VF, L.L.C.                                                                        New York
Merchandise Mart Enterprises, Inc. (Canada)                                                Canada
Merchandise Mart Properties, Inc.                                                         Delaware
Merchandise Mart, L.L.C.                                                                  Delaware
Mesquite TC, L.L.C.                                                                        Texas
Middletown VF, L.L.C.                                                                    New Jersey
MMPI/Highpoint Lease, L.L.C.                                                              Delaware
Monmouth Mall, L.L.C.                                                                     Delaware

                                                                                          STATE OF
NAME OF SUBSIDIARY                                                                      ORGANIZATION
------------------                                                                     -------------
Montclair VF, L.L.C.                                                                     New Jersey
Morris Plains Holding VF, L.L.C.                                                         New Jersey
Morris Plains Leasing VF, L.L.C.                                                         New Jersey
National Furniture Mart (NC), L.L.C.                                                      Delaware
National Hydrant, L.L.C.                                                                  New York
New Bridgeland Warehouses, L.L.C.                                                         Delaware
New Hanover Holding, L.L.C.                                                               Delaware
New Hanover Industries, L.L.C.                                                            Delaware
New Hanover Leasing, L.L.C                                                                Delaware
New Hanover Public Warehousing, L.L.C.                                                    Delaware
New Hyde Park VF, L.L.C.                                                                  New York
New Landthorp Enterprises, L.L.C.                                                         Delaware
New TG Hanover L.L.C.                                                                     Delaware
New Towmed, L.L.C.                                                                        Delaware
New Vornado/Saddle Brook, L.L.C.                                                          Delaware
New Woodbridge, L.L.C.                                                                   New Jersey
Newington VF, L.L.C.                                                                    Connecticut
NFM Corp.                                                                                 Delaware
NFM Partners, L.P.                                                                        Delaware
Ninety Park Lender QRS, Inc.                                                              Delaware
Ninety Park Lender, L.L.C.                                                                New York
Ninety Park Manager, L.L.C.                                                               New York
Ninety Park Option, L.L.C.                                                                New York
Ninety Park Property, L.L.C.                                                              New York
North Bergen VF, L.L.C.                                                                  New Jersey
North Dearborn, L.L.C.                                                                    Delaware
North Plainfield VF, L.L.C.                                                              New Jersey
Office Acquisition Finance, L.L.C.                                                        Delaware
Office Center Owner (D.C.), L.L.C.                                                        Delaware
One Penn Plaza TRS, Inc.                                                                  Delaware
One Penn Plaza, L.L.C.                                                                    New York
Palisades A/V Company, L.L.C.                                                            New Jersey
Park Four Member, L.L.C.                                                                  Delaware
Park One Member, L.L.C.                                                                   Delaware
Philadelphia Holding Company, L.L.C.                                                    Pennsylvania
Philadelphia Holding Company, L.P.                                                      Pennsylvania
Philadelphia VF, L.L.C.                                                                 Pennsylvania
Philadelphia VF, L.P.                                                                   Pennsylvania
Pike Holding Company, L.L.C.                                                            Pennsylvania
Pike Holding Company, L.P.                                                              Pennsylvania
Powerspace & Services, Inc.                                                               New York
Rahway Leasing, L.L.C.                                                                   New Jersey
RF Operations, L.L.C.                                                                     Delaware
Rochester Holding, L.L.C.                                                                 New York
Russian Tea Room Realty, L.L.C.                                                           New York
SMB Administration, L.L.C.                                                                Delaware
SMB Cleaning, L.L.C.                                                                      Delaware
SMB Holding, L.L.C.                                                                       Delaware
SMB Tenant Services Floaters, L.L.C.                                                      Delaware
SMB Tenant Services, L.L.C.                                                               Delaware
SMB Windows, L.L.C.                                                                       Delaware
Smith Commercial Management, L.L.C.                                                       Virginia
South Capital, L.L.C.                                                                     Delaware
Springfield Member VF, L.L.C.                                                             Delaware
Springfield VF, L.L.C.                                                                 Massachusetts
T 53 Condominium, L.L.C.                                                                  New York

                                                                                          STATE OF
NAME OF SUBSIDIARY                                                                      ORGANIZATION
------------------                                                                     -------------
T.G. Hanover, L.L.C.                                                                     New Jersey
TGSI, L.L.C.                                                                              Maryland
The Park Laurel Condominium                                                               New York
The Second Rochester Holding, L.L.C.                                                      New York
Third Crystal Park Associates Limited Partnership                                         Virginia
Totowa VF, L.L.C.                                                                        New Jersey
Towmed Housing, L.L.C.                                                                    Delaware
Towmed Intermediate, L.L.C.                                                               Delaware
Towson VF, L.L.C.                                                                         Maryland
Trees Acquisition Subsidiary, Inc.                                                        Delaware
Turnersville VF, L.L.C.                                                                  New Jersey
Two Guys From Harrison Holding Co., L.L.C.                                              Pennsylvania
Two Guys From Harrison Holding Co., L.P.                                                Pennsylvania
Two Guys From Harrison N.Y. (DE), L.L.C.                                                  Delaware
Two Guys From Harrison N.Y., L.L.C.                                                       New York
Two Guys Mass., L.L.C.                                                                 Massachusetts
Two Guys-Connecticut Holding, L.L.C.                                                    Connecticut
Two Park Company                                                                          New York
Two Penn Plaza REIT, Inc.                                                                 New York
Unado, L.L.C.                                                                            New Jersey
Union Square East, L.L.C.                                                                 New York
Union VF, L.L.C.                                                                         New Jersey
Upper Moreland Holding Company, L.L.C.                                                  Pennsylvania
Upper Moreland Holding Company, L.P.                                                    Pennsylvania
Upper Moreland VF, L.L.C.                                                               Pennsylvania
Upper Moreland VF, L.P.                                                                 Pennsylvania
URS Real Estate, L.P.                                                                     Delaware
URS Realty, Inc.                                                                          Delaware
VBL Company, L.L.C.                                                                       New York
VC Carthage, L.L.C.                                                                       Delaware
VC Freezer Amarillo, L.P.                                                                 Delaware
VC Freezer Babcock, L.L.C.                                                                Delaware
VC Freezer Bartow, L.L.C.                                                                 Delaware
VC Freezer Fort Worth, L.L.C.                                                             Delaware
VC Freezer Fremont, L.L.C.                                                                Delaware
VC Freezer Garden City, L.L.C.                                                            Delaware
VC Freezer Kentucky, L.L.C.                                                               Delaware
VC Freezer Massillon, L.L.C.                                                              Delaware
VC Freezer Omaha Amarillo, L.L.C.                                                         Delaware
VC Freezer Ontario, L.L.C.                                                                Delaware
VC Freezer Phoenix, L.L.C.                                                                Delaware
VC Freezer Russelville, L.L.C.                                                            Delaware
VC Freezer Sioux Falls, L.L.C.                                                            Delaware
VC Freezer Springdale, L.L.C.                                                             Delaware
VC Freezer Strasburg, L.L.C.                                                              Delaware
VC Freezer Texarkana, L.L.C.                                                              Delaware
VC Missouri Holdings, L.L.C.                                                              Delaware
VC Missouri Real Estate Holdings, L.L.C.                                                  Delaware
VC Omaha Holdings, L.L.C.                                                                 Delaware
VC Omaha Real Estate Holdings, L.L.C.                                                     Delaware
VFC Connecticut Holding, L.L.C.                                                           Delaware
VFC Massachusetts Holding, L.L.C.                                                         Delaware
VFC New Jersey Holding, L.L.C.                                                            Delaware
VFC Pennsylvania Holding, L.L.C.                                                          Delaware
VFC Pennsylvania Holding, L.P.                                                            Delaware
VNK Corp.                                                                                 Delaware

                                                                                          STATE OF
NAME OF SUBSIDIARY                                                                      ORGANIZATION
------------------                                                                     -------------
VNO 424 Sixth Avenue, L.L.C.                                                              Delaware
VNO 63rd Street, L.L.C.                                                                   New York
VNO Hotel, L.L.C.                                                                         Delaware
Vornado - Westport, L.L.C.                                                              Connecticut
Vornado 1740 Broadway, L.L.C.                                                             New York
Vornado 175 Lex, Inc.                                                                     Delaware
Vornado 330 West 34th Street, L.L.C.                                                      New York
Vornado 401 Commercial, L.L.C.                                                            New York
Vornado 550-600 Mamaroneck, L.P.                                                          New York
Vornado 63rd Street, Inc.                                                                 New York
Vornado 640 Fifth Avenue, L.L.C.                                                          New York
Vornado 90 Park Avenue, L.L.C.                                                            New York
Vornado 90 Park QRS, Inc.                                                                 New York
Vornado B&B, L.L.C.                                                                       New York
Vornado Ballantrae Holdings, Inc.                                                         Delaware
Vornado Caguas GP, Inc.                                                                   Delaware
Vornado Caguas GP, L.L.C.                                                                 Delaware
Vornado Caguas Holding, L.L.C.                                                            Delaware
Vornado Caguas Holding, L.P.                                                              Delaware
Vornado Caguas, L.L.C.                                                                    Delaware
Vornado Caguas, L.P.                                                                      Delaware
Vornado CAPI, L.L.C.                                                                      Delaware
Vornado Carthage and KC Quarries TRS, Inc.                                                Delaware
Vornado Catalinas GP, Inc.                                                                Delaware
Vornado Catalinas GP, L.L.C.                                                              Delaware
Vornado Catalinas Holding, L.L.C.                                                         Delaware
Vornado Catalinas Holding, L.P.                                                           Delaware
Vornado Catalinas, L.L.C.                                                                 Delaware
Vornado Catalinas, L.P.                                                                   Delaware
Vornado CCA Gainesville, L.L.C.                                                           Delaware
Vornado CESCR Gen-Par, L.L.C.                                                             Delaware
Vornado CESCR Holdings, L.L.C.                                                            Delaware
Vornado CESCR II, L.L.C.                                                                  Delaware
Vornado CESCR, L.L.C.                                                                     Delaware
Vornado Communications, L.L.C.                                                            Delaware
Vornado Crescent Carthage and KC Quarry, L.L.C.                                           Delaware
Vornado Crescent Portland Partnership                                                     Delaware
Vornado Crystal Park Loan, L.L.C.                                                         Delaware
Vornado Finance GP, L.L.C.                                                                Delaware
Vornado Finance SPE, Inc.                                                                 Delaware
Vornado Finance, L.L.C.                                                                   Delaware
Vornado Finance, L.P.                                                                     Delaware
Vornado Fort Lee, L.L.C.                                                                 New Jersey
Vornado Green Acres Acquisition, L.L.C.                                                   Delaware
Vornado Green Acres Delaware, L.L.C.                                                      Delaware
Vornado Green Acres Funding, L.L.C.                                                       Delaware
Vornado Green Acres Holdings, L.L.C.                                                      Delaware
Vornado Green Acres SPE Managing Member, Inc.                                             Delaware
Vornado Investment Corp.                                                                  New York
Vornado Investments Corporation                                                           Delaware
Vornado Investments, L.L.C.                                                               Delaware
Vornado Lending Corp.                                                                    New Jersey
Vornado Lending, L.L.C.                                                                  New Jersey
Vornado M 330, L.L.C.                                                                     New York
Vornado M 393 QRS, Inc.                                                                   New York
Vornado M 393, L.L.C.                                                                     New York

                                                                                          STATE OF
NAME OF SUBSIDIARY                                                                      ORGANIZATION
------------------                                                                     -------------
Vornado Mamaroneck, L.L.C.                                                                New York
Vornado Management Corp.                                                                 New Jersey
Vornado Merger Sub, L.P.                                                                  Delaware
Vornado MH, L.L.C.                                                                        New York
Vornado MLP GP, L.L.C.                                                                    Delaware
Vornado Monmouth Mall, L.L.C.                                                            New Jersey
Vornado Montehiedra Acquisition, L.L.C.                                                   Delaware
Vornado Montehiedra Acquisition, L.P.                                                     Delaware
Vornado Montehiedra Holding II, L.P.                                                      Delaware
Vornado Montehiedra Holding, L.L.C.                                                       Delaware
Vornado Montehiedra Holding, L.P.                                                         Delaware
Vornado Montehiedra OP, L.L.C.                                                            Delaware
Vornado Montehiedra OP, L.P.                                                              Delaware
Vornado Montehiedra, Inc.                                                                 Delaware
Vornado New York RR One, L.L.C.                                                           New York
Vornado Newkirk, L.L.C.                                                                   Delaware
Vornado NK Loan, L.L.C.                                                                Massachusetts
Vornado Office Management, L.L.C.                                                         New York
Vornado Office, Inc.                                                                      New York
Vornado PS, L.L.C.                                                                        Delaware
Vornado Realty, L.L.C.                                                                    Delaware
Vornado Realty, L.P.                                                                      Delaware
Vornado RR Midtown, L.L.C.                                                                New York
Vornado RTR, Inc.                                                                         Delaware
Vornado SC Properties, L.L.C.                                                             Delaware
Vornado Title, L.L.C.                                                                     Delaware
Vornado TSQ, L.L.C.                                                                       Delaware
Vornado Two Park Holding, L.L.C.                                                          Delaware
Vornado Two Penn Plaza, L.L.C.                                                            New York
Vornado/Tea Room, L.L.C.                                                                  New York
VRT Development Rights, L.L.C.                                                            New York
VRT Massachusetts Holding, L.L.C.                                                         Delaware
VRT New Jersey Holding, L.L.C.                                                            Delaware
Washington CESC TRS, Inc.                                                                 Delaware
Washington Design Center DC, L.L.C.                                                       Delaware
Washington Design Center Subsidiary, L.L.C.                                               Delaware
Washington Mart TRS, Inc.                                                                 Delaware
Washington Office Center DC, L.L.C.                                                       Delaware
Watchung VF, L.L.C.                                                                      New Jersey
Wayne VF, L.L.C.                                                                         New Jersey
Wells Kinzie, L.L.C.                                                                      Delaware
West Windsor Holding Corporation                                                         New Jersey
West Windsor Holding, L.L.C.                                                             New Jersey
Woodbridge VF, L.L.C.                                                                    New Jersey
York Holding Company, L.L.C.                                                            Pennsylvania
York Holding Company, L.P.                                                              Pennsylvania
York VF, L.L.C.                                                                         Pennsylvania
York VF, L.P.                                                                           Pennsylvania